EXHIBIT C

     An organizational chart showing the relationship of each EWG or foreign utility company to associate companies in the holding company system.

                                    Illinova

Illinova Corporation owns

          100% of Illinova Generating Company, which owns

          (1)       100% IGC Grimes County, Inc, which owns

                    0.1% GP interest in Tenaska Frontier Partners, Ltd.

          (2) 100% IGC Grimes County Frontier, Inc., which owns 9.9% LP interest in

                    Tenaska Frontier Partners, Ltd

          (3)       49% COE(Gencoe) Corp., which owns

                    20.10% of COE (UK) Corp., which owns

                    33.33% Encoe Partners

          (4)       79.9% COE (UK) Corp., which owns

                    33.33% Encoe partners

          (5)       100% of IGC Global, Inc., which owns

                    100% IGC International, Inc., which owns

                    (A)       50% IGC/ERI Pan-AM Thermal Generating Limited

                    (B)       100% IGC International II, Inc., which owns

                              (i) 1% IGC Flores Partnership, LLC, which owns 50% FIG Leasing International III, LLC
                              (ii) 99% IGC Uch, LLC,
                              (iii) 1% IGC ELCO Partnership, LLC,
                              (iv) 1% IGC Jamaica Partnership, LLC
                              (v) 1% IGC Aguaytia Partners, LLC
                              (vi) 1% IGC Flores Partnership, LLC
                              (vii) 1% IGC  Flores  Partnership  II, LLC

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                    (C)       99% IGC Flores Partnership, LLC, which owns

                              (i) 50% FIG Leasing International III, LLC,
                              (ii) 99% Flores Holding Ltda, which owns

                                   (a) 50% Fideicomiso Fidugan-Termoelectrica Las Flores
                                   (b) 49.99% of Flores II Ltda
                                   (c) 0.0025% Flores II Ltda & Cia SCA ESP
                                   (d) 0.0025% Flores III Ltda & Cia SCA ESP
                                   (e) 49.9% Flores III Ltda, which owns 99.99% Flores III Ltda & Cia SCA ESP

                    (D)       99% IGC Flores Partnership II, LLC, which owns

                              (i)  1% Flores Holding Ltda, which owns

                                   (a) 50% Fideicomiso Fidugan-Termoclectrica Las Flores
                                   (b)  49.99% of Flores II Ltda
                                   (c)  0.0025% Flores II Ltda & Cia SCA ESP
                                   (d)  0.0025% Flores III Ltda & Cia SCA ESP
                                   (e) 49.9% Flores III Ltda, which owns 99.99% Flores III Ltda & Cia SCA ESP

                              (ii) 0.01% Flores II Ltda, which owns

                                   99.9% Flores II Ltda & Cia SCA ESP

                              (iii) 0.0025% Flores II Ltda & Cia SCA ESP

                              (iv) 0.01 % Flores III Ltda, which owns

                                   99% Flores III Ltda & Cia SCA ESP

                              (v)  0.0025% Flores III Ltda & Cia SCA ESP

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                    (E)       1% IGC Uch, LLC, which owns

                              (i)  50%        Tenaska-Illinova        Generating
                                   International, LDC, which owns

                                   98% of Tenaska UPL (L) Corp., which owns

                                   (a)  30.81% UPLHC-1, which owns

                                        99% Uch Power Limited

                                   (b)  30.81% UPLHC-2, which owns

                                        1% Uch Power Limited

                              (ii) 1% of Tenaska UPL (L) Corp

                    (F)       99% IGC ELCO Partnership, LLC, which owns

                              (i)  66.7% ELCO Power Investment Co., which owns

                                   15% Electicidad de Cartes S. de R. L. de C.V.

                              (ii) 15.21%  Electicidad  de Cortes S. de R. L. de
                                   C. V.

                    (G)       99% IGC Jamaica Partnership, LLC , which owns

                              17.73% Doctor Bird Power Co. Ltd., which owns

                              99% Jamaica Energy Partners

                    (H) 100% IGC (Wind), LLC (a Cayman Islands LLC), which owns

                              (i)  65% Plantas Eolicas S de R. L.

                              (ii) 100% The PESA Trust, which owns

                                   100% Generacion Eolica, Ltda., which owns 35% of Plantas Eolicas S. de R. L.

                    (I)       99% IGC Aguaytia Partners LLC, which owns

                              15.78% of Aguaytia Energy, LLC, which owns

                              (i)  100% Peru Energy Holdings, which owns

                                   1% Peru Energy Holdings, LLC, which owns

                                   2.7762% Aguaytia Energy Del Peru S. R. Ltda

                              (ii) 99% Peru Energy Holdings, LLC, which owns

                                   2.7762% Aguaytia Energy Del Peru S. R. Ltda

                              (iii) 97.2238% Aguaytia Energy Del Peru S. R. Ltda


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                                     Dynegy

Dynegy owns

          100% of Dynegy Power Corp., which owns

          (1)       50% WPC (Generation) Holdings LLC, which owns

                    100% West Coast Power LLC, which owns

                    (i)      100% Cabrillo Power I LLC;

                    (ii)     100% Cabrillo Power II LLC;

                    (iii)    100% El Segundo Power, LLC; and

                    (iv)     100% Long Beach Generation LLC

          (2)       100% James River Energy Corp., which owns

                    50% Commonwealth Atlantic Limited Partnership

          (3)       100% Hartwell Independent Power Partners, Inc., which owns

                    1% Hartwell Energy Limited Partnership

          (4)       100% Hart County IPP, Inc., which owns

                    49% Hartwell Energy Limited Partnership ( a Delaware limited partnership)

          (5)       100% RRP Company, which owns

                    100% Termo Santander Holding, LLC, which owns

                    50% Rocky Road Power, LLC

          (6)       100% Georgia Mercantile Power, Inc., which owns

                    100% Heard County Power, L.L.C.

          (7)       100% Dry Creek Power, Inc., which owns

                    100% Rockingham Power, L.L.C.

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